Supplement dated May 1, 2016 to Prospectus Dated May 1, 2013 for

Pacific Select Exec II – NY,

Pacific Select Exec III – NY,

and Pacific Select Exec IV – NY

Flexible Premium Variable Life Insurance Policies

and Pacific Select Estate Preserver – NY Last Survivor

Flexible Premium Variable Life Insurance Policy (each a “policy”)

Issued by Pacific Life & Annuity Company

In this supplement, you and your mean the Policyholder or Owner. PL&A, we, us, and our refer to Pacific Life & Annuity Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in your variable life insurance prospectus or the M Fund prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each Policy is described in detail in its variable life insurance prospectus. Except as described below, all features and procedures of each Policy described in its prospectus remain intact.

Effective May 1, 2016, four additional Variable Investment Options will be available under your Policy. Each of these Investment Options is set up as a Variable Account under our Separate Account, and invests in a corresponding portfolio of the M Fund: M International Equity Fund (“Variable Account I”), M Large Cap Growth Fund (“Variable Account II”), M Capital Appreciation Fund (“Variable Account III”), and M Business Opportunity Value Fund (“Variable Account V”).

Variable Account I:	M International Equity Fund	Variable Account III:	M Capital Appreciation Fund
Variable Account II:	M Large Cap Growth Fund	Variable Account V:	M Large Cap Value Fund

You can allocate Net Premium and transfer Accumulated Value to these Variable Investment Options, as well as to the other Investment Options described in your variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

About the Variable Investment Options

The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen.

Portfolio	The Portfolio’s Investment Goal	Portfolio Manager
M International Equity Fund	Seeks to provide long-term capital appreciation.	Northern Cross, LLC
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC
M Capital Appreciation	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC
M Large Cap Value Fund	Seeks to provide long-term capital appreciation.	AJO, LP

M Financial Investment Advisers, Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the portfolios. The MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

Statements and Reports We’ll Send You

We’ll send you financial statements that we receive from M Fund.

Terms Used In This Prospectus

The term Fund under the TERMS USED IN THIS PROSPECTUS section of your variable life insurance prospectus is amended to include the M Fund.

Voting Rights

We’re the legal owner of the shares of the M Fund that are held by the variable accounts. The voting rights we describe in the

Voting Rights section of your variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

The Separate Account

The rights we describe in your variable life insurance prospectus under Making changes to the Separate Account also apply to the M Fund.

Form No. 85-25735-13